Annuity Investors Life Insurance Company®
Annuity Investors® Variable Account A

The Commodore Americus® and The Commodore Nauticus®

Supplement Dated January 1, 2011 to Prospectus Dated May 1, 2010
The text set out below is added to the “Right to Cancel” section of the May 1, 2010 prospectus of each of the variable annuity products listed above.
For Florida residents: We will allocate all Purchase Payments to the money market Subaccount during the right to cancel period described on the Florida cover page of the Contract. At the end of this right to cancel period, we will allocate the Purchase Payments according to your allocation instructions.